SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2003

Knowles Electronics Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-40076	36-2270096

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1151 MAPLEWOOD DRIVE, ITASCA, ILLINOIS	60143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 250-5100

TABLE OF CONTENTS

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 29, 2003 Knowles Electronics Holdings, Inc. announced that it had completed the sale of Ruwido Austria Gesellschaft m.b.H., its Austrian subsidiary whose operations made up its Infrared division, to FM Electronics Holdings GmbH, which is controlled by the Ruwido Managing Director, Mr. Ferdinand Maier. A small minority interest was purchased by a second unrelated entity. Ruwido accounted for approximately $19 million of Knowles’ sales in 2002 and included approximately $18 million of assets. The sale price was $100,000 and the buyer retained approximately $4.0 million of debt. The sale of Ruwido is the third transaction Knowles has made in the last twelve months aimed at focusing the Company on its core electro-acoustic business. As a result of the sale, Knowles has made a $1.0 million prepayment of Term B Facility loans outstanding under its Credit Agreement as required by the Amendment Number Six and Waiver to its Credit Agreement, dated as of May 28, 2003.

Reference Exhibit 10.26 – Amendment No. 6 and Waiver dated as of May 28, 2003 to the Credit Agreement dated as of June 28, 1999, as amended and restated as of July 21, 1999, as amended, among Knowles Electronics Holdings, Inc., formerly known as Knowles Electronics, Inc., a Delaware corporation; the financial institutions party thereto as Lenders; JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, as administrative agent and Morgan Stanley Senior Funding, Inc., as Syndication Agent is incorporated in the Form 8-K dated June 16, 2003.

Reference Exhibit 10.27 – The Share Deal agreed by and between Knowles Intermediate Holdings, Inc. and FM Electronics-Holding GmbH and WEHA Holding GmbH dated July 29, 2003 is incorporated in the Form 10-Q filed on August 13, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b.) The following pro forma financial statements include the remaining pro forma effects of the previously disclosed SSPI sale that have not already been reflected in the historical accounts. The Pro-forma Consolidated Balance Sheet as of June 30, 2003, the Condensed Pro-Forma Statements of Operations for six months ended June 30, 2003 and the year ended December 31, 2002 to reflect the sale of the Ruwido Austria Gesellschaft m.b.H (IR) follow:

Knowles Electronics Holdings, Inc.

Conslidated Pro-Forma Balance Sheet (1)
(unaudited)

		Net Expenses	Prepayment	Prepayment	Proforma
	June 30,	IR Division	of Term B	of Term B	June 30,
	2003	Sale (2)	Facility (3)	Facility (4)	2003

		(in thousands)
Assets
Cash and cash equivalents	$17,153	$(250)	$(1,000)	$(2,250)	$13,653
Accounts receivable, net	22,061	—	—	—	22,061
Inventories, net	16,214	—	—	—	16,214
Prepaid expenses and other	3,979	—	—	—	3,979
Assets of discontinued operations	9,169	—	—	—	9,169

Total current assets	68,576	(250)	(1,000)	(2,250)	65,076
Property, plant and equipment, at cost:
Land	2,787	—	—	—	2,787
Building and improvements	18,475	—	—	—	18,475
Machinery and equipment	44,996	—	—	—	44,996
Furniture and fixtures	23,699	—	—	—	23,699
Construction in progress	7,293	—	—	—	7,293

Subtotal	97,250	—	—	—	97,250
Accumulated depreciation	(58,751)	—	—	—	(58,751)

Net	38,499	—	—	—	38,499
Other assets, net	3,333	—	—	—	3,333
Deferred finance costs, net	7,562	—	—	—	7,562

Total assets	$117,970	$(250)	$(1,000)	$(2,250)	$114,470

Liabilities and stockholders’ equity (deficit)
Accounts payable	$9,414	$—	$—	$—	$9,414
Accrued compensation and employee benefits	3,964	—	—	—	3,964
Accrued interest payable	4,877	—	—	—	4,877
Accrued warranty and rebates	5,664	—	—	—	5,664
Accrued restructuring costs	329	—	—	—	329
Other liabilities	3,176	(250)	—	(1,000)	1,926
Income taxes	7,464	—	—	—	7,464
Deferred income taxes	502	—	—	—	502
Current portion of notes payable	2,250	—	(1,000)	(1,250)	—
Liabilities of discontinued operations	9,169	—	—	—	9,169

Total current liabilities	46,809	(250)	(1,000)	(2,250)	43,309
Accrued pension liability	13,439	—	—	—	13,439
Other noncurrent liabilities	84	—	—	—	84
Notes payable	288,698	—	—	—	288,698
Preferred stock mandatorily redeemable in 2019	—
including accumulating dividends	270,858	—	—	—	270,858
Stockholders’ equity (deficit):	—
Common stock	—	—	—	—	—
Capital in excess of par value	16,488	—	—	—	16,488
Accumulated deficit	(513,106)	—	—	—	(513,106)
Accumulated other comprehensive loss	(5,300)	—	—	—	(5,300)

Total stockholders’ equity (deficit)	(501,918)	—	—	—	(501,918)

Total liabilities and stockholders’ equity (deficit)	$117,970	$(250)	$(1,000)	$(2,250)	$114,470

(1)	Pro-forma results to estimate the June 30, 2003 Consolidated Balance Sheet as if the sale of the Infrared Division was completed on June 30, 2003, the associated transaction expenses were paid on that date and the agreed prepayment of $2.25 million of the Term Loan B facility.

(2)	Payment of estimated net transaction expenses based on transaction costs of $250 and severance costs of $100 less the sale price of $100, related to the sale of IR division.

(3)	Prepayment of Term B Facility loans of $1 million under the Credit Agreement related to sale of IR division.

(4)	Prepayment of Term B Facility loans of $1.25 million under the Credit Agreement and payment of $1 million in other closing costs related to Synchro-Start sale.

Knowles Electronics Holdings, Inc.
Condensed Pro-Forma Consolidated Statements of Operations (1)
Six months ended June 30, 2003
(Unaudited)

		Adjust
		Interest	Pro-forma
	June 30, 2003	Expense (2)	June 30, 2003

		(in thousands)
Net sales	$76,410	$—	$76,410
Cost of sales	37,874	—	37,874

Gross margin	38,536	—	38,536
Research and development expenses	5,170	—	5,170
Selling and marketing expenses	4,422	—	4,422
General and administrative expenses	10,527	—	10,527

Operating Income (loss)	18,417	—	18,417
Other income (expense):
Interest income	40	—	40
Interest expense	(18,955)	1,765	(17,190)
Income (loss) from continuing operations before income taxes	(498)	1,765	1,267
Income tax	1,287	—	1,287

Loss from continuing operations	$(1,785)	$1,765	$(20)

(1)	The operating results of the Synchro Start Products Division and the Infrared Division for the six months ended June 30, 2003 were excluded from the operating results of the company’s continuing operations. Pro-forma results to estimate operating results for the six months ended June 30, 2003 as if the sales of the Synchro-Start Products and Infrared Divisions were completed December 31, 2002 and associated transaction expenses and loan prepayment paid on that date.

(2)	Reduce interest expense and deferred finance cost based on a prepayment of $43.25 million in principal of the Term B Facility related to the Synchro-Start sale and a $1 million prepayment in principal of the Term B Facility related to the Infrared Division sale for the six months ended June 30, 2003.

Knowles Electronics Holdings, Inc.

Condensed Pro-Forma Consolidated Statements of Operations (1)
Year ended December 31, 2002
(unaudited)

	As Reported	Delete	Delete	Adjust	Pro-forma
	December 31,	SSPI Division	IR Division	Interest	December 31,
	2002	Results (2)	Results (3)	Expense (4)	2002

		(in thousands)
Net sales	$216,105	$(33,339)	$(18,647)	$—	$164,119
Cost of sales	123,222	(20,983)	(14,270)	—	87,969

Gross margin	92,883	(12,356)	(4,377)	—	76,150
Research and development expenses	13,728	(789)	(1,204)	—	11,735
Selling and marketing expenses	13,769	(2,821)	(1,444)	—	9,504
General and administrative expenses	25,081	(1,853)	(1,751)	—	21,477
Loss on sale of business	16,736	—	—	—	16,736
Restructuring expenses	2,158	(46)	—	—	2,112

Operating Income	21,411	(6,847)	22	—	14,586
Other income (expense):
Interest income	129	—	—	—	129
Interest expense	(34,126)	—	234	2,904	(30,988)

Income (loss) before income taxes	(12,586)	(6,847)	256	2,904	(16,273)
Income tax (benefit)	11,790	(333)	286	—	11,743

Net income (loss)	$(24,376)	$(6,514)	$(30)	$2,904	$(28,016)

(1)	Pro-forma results to estimate operating results for the twelve months ended December 31, 2002 as if the sale of the Synchro-Start Products and Infrared Divisions were completed December 31, 2001 and associated transaction expenses and loan prepayment paid on that date.

(2)	Delete the operating results of the Synchro-Start Products Division for the twelve months ended December 31, 2002.

(3)	Delete the operating results of the Infrared Division for the twelve months ended December 31, 2002.

(4)	Reduce interest expense based on prepayments of $43.25 million in principal of the Term B Facility for Synchro-Start Products and $1 million in principal of the Term B Facility for the Infrared Division.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knowles Electronics Holdings, Inc.

Date: August 13, 2003	By:	/s/ James H. Moyle

Name: James H. Moyle
Title: Vice-President and CFO